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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 16, 2000
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                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



       North Carolina                  1-6196                    56-0556998
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


1915 Rexford Road, Charlotte, North Carolina                         28211
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  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120



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        (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.  Other Events

On February 16, 2000, Piedmont Natural Gas Company issued a Press Release to announce the formation of a joint venture which combines its propane operations with the propane operations of three other companies. For Piedmont, certain aspects of this transaction are subject to approval by the North Carolina Utilities Commission. A copy of the Press Release is attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             The following exhibit is filed herewith:

             Exhibit No.    Description of Exhibit
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                 99.1       Press Release Dated February 16, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Piedmont Natural Gas Company, Inc.
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                                                    (Registrant)

                                         By /s/ B. L. Guy
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                                            B. L. Guy
                                            Vice President and Controller
                                            (Principal Accounting Officer)

Date    February 21, 2000
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